Morgan Stanley Variable Investment Series Strategist Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Daimle  5/10/    -     $99.99 $2,000,  375,00    0.02%  0.46%    Banc   Deutsc
   r      05                  000,000     0                       of      he
Chrysl                                                          Americ   Bank
  er                                                              a     Securi
 Auto                                                           Securi   ties
 Trust                                                           ties
                                                                 LLC,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
Nissan  5/23/    -     $99.99 $1,425,  550,00    0.04%  0.65%   Lynch   JPMorg
 Auto     05                  028,000     0                     & Co.,    an
2005-B                                                           ABN
  A3                                                             AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.